                                                                EXHIBIT 10.7

                                 MOTOR CARRIER
                            TRANSPORTATION CONTRACT

                                  ALZS ALLBUS

CHRYSLER CORPORATION ("CHRYSLER") WITH A
BUSINESS ADDRESS AT 38111 VAN DYKE, STERLING
HEIGHTS, MI 48077, HEREBY AGREES TO PURCHASE AND
ALLIED SYSTEMS, 160 CLAIRMONT AVENUE, SUITE 600,
DECATUR, GEORGIA 30030
("CARRIER") AGREES TO SELL AND DELIVER THE SERVICES
SPECIFIED HEREIN IN ACCORDANCE WITH THE TERMS AND
CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF AND
ANY NUMBERED ATTACHMENTS HERETO.

-------------------------------------------------------------------------------
                            DESCRIPTION OF SERVICES
-------------------------------------------------------------------------------

COMMODITIES:      Motor Vehicles
                  --------------
EFFECTIVE DATE:   07-01-95          TERMINATION DATE:  06-30-00             PAYMENT TERMS:  30 Days
                  ---------                            ---------                            -------




                                 [         ]*




Notes:

1.   Transit time applies from rail unload to dealer delivery.
[            ]*
3. Mileage charges will be applied to Rand McNally Milemaker version #16.1 and rounded to the nearest nickel.
4.   This contract is designed to meet the distinct needs of Chrysler.


-------------------------------------------------------------------------------

CARRIER                                     CHRYSLER CORPORATION

By:                                         By:
    -------------------------                    ------------------------------

                      HAULAWAY TRANSPORTATION CONTRACT NO.

                                  ALZS ALLBUS
                                  Amendment #1

CHRYSLER CORPORATION ("CHRYSLER") WITH A
BUSINESS ADDRESS AT 800 CHRYSLER DRIVE EAST
AUBURN HILLS, MI  48326-2757, HEREBY AGREES TO PURCHASE AND
ALLIED AUTOMOTIVE GROUP
160 CLAIRMONT AVE., SUITE 510
("CARRIER") AGREES TO SELL AND DELIVER THE SERVICES
SPECIFIED HEREIN IN ACCORDANCE WITH THE TERMS AND
CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF AND
ANY NUMBERED ATTACHMENTS HERETO AND PURSUANT TO 49
U.S.C. 100713 FOR THE TRANSPORTATION OF COMMODITIES
REGULATED BY THE INTERSTATE COMMERCE COMMISSION (ICC).

-------------------------------------------------------------------------------
                            DESCRIPTION OF SERVICES
-------------------------------------------------------------------------------

COMMODITIES:      Motor Vehicles
                  --------------
EFFECTIVE DATE:   10-01-96          TERMINATION DATE:  06-30-00             PAYMENT TERMS:  30 Days
                  ---------                            ---------                            -------


                                  [        ]*


NOTES:

[                ]*
[                ]*
3.  All other provisions of the contract remain the same.
4.  This agreement is designed to meet the distinct needs of Chrysler.

-------------------------------------------------------------------------------
Allied Automotive Group
CARRIER                                      CHRYSLER CORPORATION

By:                                          By:
    -------------------------                    ------------------------------

                          GENERAL TRANSPORTATION TERMS

                                 MOTOR CARRIER

1. PERSONNEL AND EQUIPMENT. Carrier will be deemed an independent contractor to Chrysler and will provide all resources necessary to perform transportation services. Carrier may subcontract transportation services, subject to Chrysler's consent. Individuals engaged by Carrier will be considered employees or subcontractors of Carrier and will be subject to discharge, discipline and control solely and exclusively by Carrier.

2. COMMODITY LOSS AND DAMAGE. Carrier's performance of transportation services without loss or damage to Commodities is an essential obligation of this Agreement. Carrier will meet the requirements and objectives of all written programs, practices and procedures instituted by Chrysler regarding the quality of transportation services. Carrier is deemed to have care, control, custody and possession of Commodities from the time they are tendered to the Carrier for transportation until delivery to Chrysler or its consignee. During such period, Carrier assumes full responsibility for any and all loss of or damage to Commodities. Carrier will promptly act on all claims submitted by Chrysler or its agent.

3. INSURANCE AND INDEMNIFICATION. Carrier will furnish to Chrysler and maintain in effect during the term of this Agreement, at its sole expense, insurance in amounts and coverages satisfactory to Chrysler. Such insurance will be primary to, and not excess over or contributory with, any other valid, applicable and collectible insurance in force for Chrysler. Except for Commodity loss and damage claims filed by Chrysler or its agent that are governed by Section 2, Carrier will defend, indemnify and hold harmless Chrysler, its parent corporation, subsidiaries, officers, directors and employees, from and against any and all claims, liabilities, losses, damages, penalties, fees, settlements, or expenses in connection with 1) injury to or the death of any person, 2) damage to or loss of any property of any person, or
         3) the violation of or non-compliance with any law or regulation, to the extent such claims, liabilities, losses, damages, penalties, fees or expenses result from or arise out of any act or omission of the indemnifying party, or its employees or subcontractors, in connection with the performance of transportation services.

4. COMPLIANCE WITH REGULATIONS. Carrier will obtain, at its own expense, all licenses, permits and approvals required under any applicable government statute or regulation for the transportation of Commodities. Carrier will obey all applicable governmental laws and regulations connected with the transportation of Commodities.

5. FORCE MAJEURE. The obligation of Carrier to furnish and of Chrysler to use transportation services will be temporarily suspended during any period in which either of the parties is unable to comply with this Agreement because of fire, flood, civil commotion, closing of public highways, government interference or regulations, or any other events similar to the foregoing that are beyond the reasonable control of, and are not due to the negligence of, the party claiming force majeure. The parties will make all reasonable efforts to continue to meet their obligations for the duration of the force majeure. Chrysler will have the right to use other transportation services during the period of force majeure, and any shipments made on alternate carriers during any Carrier declared force majeure will be counted towards Chrysler's volume obligation, if any, to Carrier.

6. PRECEDENCE OVER APPLICABLE TARIFFS. To the extent permitted by applicable laws and regulations, the terms of this Agreement will prevail over any rules, regulations, tariffs, tax circulars and terms and conditions of bills of lading regarding transportation of Commodities.

7. DEFAULT, CURE AND TERMINATION. In the event the Carrier fails to perform any of its obligations herein, Chrysler will give the Carrier written notice specifying the nature of the default and demanding cure satisfactory to Chrysler within thirty (30) days following receipt of the demand to cure. Failure of such cure, Chrysler will have the right: 1) to cease tendering all or a portion of Commodities for future shipments, or 2) terminate the Agreement. If Carrier's default is related to transit times, then Chrysler may also, at any time and without written notice as provided above, use alternate carriers to transport all or a portion of Commodities. Carrier recognizes that Commodities must be shipped on a timely basis and without loss or damage in order for Chrysler to avoid loss and expense as a consequence of plant shutdowns, schedule realignments, off-line repairs or the necessity of procuring higher-cost alternate transportation.

8. INSPECTION AND AUDIT. Chrysler may, on reasonable notice, inspect any Commodity and any equipment used to handle and transport Commodities wherever located. Chrysler may also, on reasonable notice, inspect Carrier's records relating to transportation of Commodities. Chrysler may, at any time and with notice to Carrier, remove Commodities from Carrier's care, possession, custody or control.

9. MISCELLANEOUS CLAUSES. This Agreement will be binding on permitted successors and assigns. The failure to exercise any of the terms of this Agreement will not be construed as a continuing waiver of such term.

         Neither this Agreement nor any of the duties herein may be assigned or delegated without the written permission of the other party.

         Carrier will notify Chrysler of all relevant information regarding any actual or potential labor dispute delaying or threatening to delay timely performance of this Agreement.

         If any provision of this Agreement is held to be legally invalid or enforceable, such provision will be deemed omitted and all other provisions of this Agreement will continue in force.

         Carrier will not, without the prior written consent of Chrysler, advertise or publish in any manner the rates established herein of use the name or trademarks of Chrysler, its products or any of its associated companies.

         All notices of communications which are required to be given under this Agreement will be sent by regular or certified mail, postage prepaid, to the other party at the business address specified in this Agreement.

         The terms of this Agreement will be governed by the laws of the State of Michigan (without regard to its conflicts of law rules), except to the extent preempted by federal law.

10. ENTIRE AGREEMENT. This Agreement, which consists of Transportation Contract, General Transportation Terms and other documents referred to herein, constitutes the complete and entire agreement between Carrier and Chrysler for transportation service defined herein and supersedes prior and contemporaneous proposals, representative statements, agreements and promises, express or implied with respect thereto. This Agreement may be amended only in a writing signed by the parties.